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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                           FORM 8-K CURRENT REPORT

                 Pursuant to Regulation FD Rules 100 and 101


                              December 18, 2001
               Date of Report (Date of earliest event reported)

                      Commission File Number 000-23177


                             TRAVELOCITY.COM INC.
           (Exact name of Registrant as specified in its charter)


              Delaware                                    75-2855109
  (State or other jurisdiction of                       (IRS Employer
    incorporation or organization)                   Identification Number)


                           15100 Trinity Boulevard
                           Fort Worth, Texas 76155
           (Address of principal executive offices -- zip code)

    Registrant's telephone number, including area code: (817) 785-8000

    (Former name or former address, if changed since last report): N/A


Item 9. Regulation FD Disclosure

     Sabre Holdings Corporation announced earlier today on its financial outlook analyst call that it expects Travelocity.com Inc.'s revenue to grow at approximately 20-30% in 2002 compared to 2001.

Cautionary Statement Regarding Forward-Looking Statements

     Travelocity's statements that are not purely historical facts, including statements about anticipated or expected future revenue and earnings growth and profitability, are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are based only upon information available to Travelocity on the date of this report. All such forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described, including risks related to declines or disruptions in the travel industry as a result of

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concerns about the possibility of terrorist acts and related hostilities, and increased costs and reduced operations by airlines due to new security directives adopted by the Federal Aviation Administration; risks related to uncertainties associated with litigation; risks related to additional elimination or reduction of commissions paid by travel suppliers which could reduce Travelocity's revenues; risks associated with travel industry consolidation, including strategic alliances and consortia (including travel supplier consortia); risks relating to Travelocity's relationships with Sabre Holdings Corporation and its affiliates (including the risks of potential conflicts of interest); risks associated with the continued use and growth of the Internet and, relatedly, the extent of acceptance and profitability of online commerce; and risks relating to Travelocity's technology, including Travelocity's ability to rapidly develop and achieve market acceptance of new products and services, and related risks that rapid technological changes may render Travelocity's technology obsolete or decrease the attractiveness of its existing products and services relative to the products and services, respectively, of its competitors.

     Further information about risks and uncertainties that could affect Travelocity's financial and other results is included in Travelocity's other documents filed with, or furnished to, the Securities and Exchange Commission. Travelocity undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on forward-looking statements.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           TRAVELOCITY.COM INC.


Dated: December 18, 2001                  By:   /s/ Andrew B. Steinberg
                                             --------------------------
                                                Andrew B. Steinberg
                                                Executive Vice President
                                                Administration, General
                                                Counsel and
                                                Corporate Secretary